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                                                                      EXHIBIT 32

                                  CERTIFICATION

The undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003 ("Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

                                                  CNB CORPORATION

                                                      (Registrant)

                                                  By: /s/ James C. Conboy, Jr.
                                                      __________________________
                                                      James C. Conboy, Jr.
                                                      Chief Executive Officer

                                                  By: /s/ Irene M. English
                                                      __________________________
                                                      Irene M. English
                                                      Treasurer